UBS Money Series

Prospectus Supplement

Supplement to the Prospectus dated August 26, 2016, as supplemented

Includes:

•	UBS Select Prime Institutional Fund
•	UBS Select Government Institutional Fund

January 27, 2017

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for each of the above named funds (each, a “fund”) regarding voluntary fee waivers.

The Prospectus is hereby supplemented as shown below.

I. UBS Select Prime Institutional Fund

Effective February 1, 2017, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.04% of its management fee (imposed at the related master fund level) and 0.04% of its administrative fees (imposed at the feeder fund level) until February 28, 2017 in order to voluntarily reduce the fund’s expenses by 0.08% until February 28, 2017.

The management fees and the administrative fees are referred to collectively as “Management fees” in the fee table included in the “Fund summary” at the front of the Prospectus.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/ or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

ZS-870

II. UBS Select Government Institutional Fund

Effective from February 1, 2017 through February 28, 2017, UBS AM will voluntarily waive 0.04% of its administrative fees (imposed at the feeder fund level).

The management fees and the administrative fees are referred to collectively as “Management fees” in the fee table included in the “Fund summary” at the front of the Prospectus.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/ or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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